Goodwill and acquisition-related intangibles	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and acquisition-related intangibles
Goodwill and acquisition-related intangibles
The following table summarizes the changes in goodwill by segment for the years ended December 31, 2012 and 2011.

	Analog	Embedded Processing	Wireless	Other	Total
Goodwill, December 31, 2010	$630	$172	$90	$32	$924
Additions from acquisitions	3,528	—	—	—	3,528
Goodwill, December 31, 2011	4,158	172	90	32	4,452

Impairment	—	—	(90)	—	(90)
Goodwill, December 31, 2012	$4,158	$172	$—	$32	$4,362

We performed our annual goodwill impairment test as of October 1, 2012, and determined the fair value of each of our reporting units was in excess of its carrying value. Determination of fair value was based upon management estimates and judgment, using unobservable inputs in discounted cash flow models to calculate the fair value of each reporting unit. These unobservable inputs are considered Level 3 measurements.

In November 2012, as a result of unsuccessful efforts to divest certain product lines in the Wireless business and the subsequent decision to restructure and wind down those product lines, we reassessed the recoverability of the goodwill associated with the Wireless segment. We determined its fair value, using a discounted cash flow analysis, was less than the carrying amount and, therefore, performed the required second step of the impairment analysis to determine the amount of the impairment charge. We deducted the fair value of the Wireless segment from the total of the estimated fair values of the segment's identifiable assets and liabilities, including intangible assets with no carrying value. This calculation resulted in an implied negative fair value of goodwill. As a result, we recognized a non-cash, non-tax deductible impairment charge of $90 million for all the associated goodwill of this segment. We recognized this impairment in Restructuring charges/other in the Consolidated statements of income, as discussed in Note 3. There was no impairment of goodwill during 2011 or 2010.

The addition to Analog goodwill in 2011 was from the National acquisition. We also recognized other intangible assets associated with this acquisition of $2.96 billion, primarily for developed technology and customer relationships. In 2012, we had no additional intangible assets from an acquisition. The components of acquisition-related intangible assets as of December 31, 2012 and 2011, are as follows:

		December 31, 2012			December 31, 2011
	Amortization Period (Years)	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Acquisition-related intangibles:
Developed technology	4 - 10	$2,145	$312	$1,833	$2,089	$91	$1,998
Customer relationships	5 - 8	821	137	684	822	34	788
Other intangibles	2 - 7	46	36	10	50	29	21
In-process R&D	(a)	31	n/a	31	93	n/a	93
Total		$3,043	$485	$2,558	$3,054	$154	$2,900
(a) In-process R&D is not amortized until the associated project has been completed. Alternatively, if the associated project is determined not to be viable, it will be expensed.

Amortization of acquisition-related intangibles was $342 million, $111 million and $48 million for 2012, 2011 and 2010, respectively, primarily related to developed technology. Amortization expenses related to the National acquisition were $325 million and $87 million for 2012 and 2011, respectively. Future estimated amortization of acquisition-related intangibles for the years ended December 31 is as follows:

2013	$335
2014	321
2015	319
2016	319
2017	318
Thereafter	946